Kandi Technologies Corporation.

(NASDAQ: KNDI)

浙江康迪车业有限公司




康迪小电跑，让城市更美好
新能源 新未来



Safe Harbor Statement

Information Regarding Forward-Looking Statements: Except for historical information contained herein, the statements made in the presentation are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially form forecasted results. These risks and uncertainties include, among other things, product demand, market competition, and risks inherent in our operations. These and other risks are described in Kandi Technologies Corporation's filings with the Securities and Exchange Commission.

Kandi Technologies Inc. (NASDAQ: KNDI)

Transforming from a leading China-based exporter of recreational vehicles to a world leader in Pure Electric Vehicle (Pure EV) Manufacturing

Location: Jinhua, Zhejiang Province, China
Founded: 2002
Listed: NASDAQ (March 2008)

Kandi Technologies develops and manufactures power sports vehicles such as go-karts, all-terrain vehicles (ATVs), and Three-wheeled motorcycle (TT) . Kandi Technologies also makes mini cars, as well as specialized utility vehicles (UTVs) designed for agricultural purposes. Recently, the company began manufacturing Pure Electric Vehicles to be sold worldwide.

The Company is ISO9001 certified since 2005.


KANDI



Kandi Technologies: Market Data

Closing Price (as of 11/12/10): $5.84

Market Cap:$141.9 Million

52-Week Range: $2.75 - $6.75

Common Shares Outstanding: 24.3 Million

Float: ~12.2 Million

90-day Avg. Daily Volume: 302,800



KNDI : 1 Year, Daily (11/7/09 - 11/7/10) Close
6.50
6.00
5.50
5.00
4.50
4.00
3.50
3.00
Volume
(c) 2010 AOL INC
1.5 M
1.0
0.5
Dec J10 Feb Mar Apr May Jun Jul Aug Sep Oct Nov

Investment Highlights

- China's leading All-Terrain Recreation Vehicles (ATRV) exporter to US
- Emerging leader in China's burgeoning Electric Vehicle (EV) market – a top government priority
- Kandi EV is approved for sale by Chinese government and sales have commenced in the U.S. and China
- Innovative "Express Change" service model launched in Jinhua
- Strong stable partners: Tianneng Power and State Grid Corporation
- Established and expandable manufacturing facility
- Long history of product innovation and global marketing

EV Opportunity Worldwide

- Momentum has been building around the world due to acute pollution and overdependence on oil (i.e. Better Place, Nissan, etc.)
- The global market for Electric Vehicles is forecasted by Pike Research to reach 2.4 million units by the year 2015
- Some governments such as China, Britain and US approved subsidies for EV purchasers and / or manufacturers
- No one is currently mass producing Electric Vehicles anywhere in the world, China included



EV Market Worldwide

The global market for electric vehicles is forecasted to reach 2.4 million units by the year 2015 according to Pike Research



Total Electrified Vehicle Sales, World Markets: 2010-2015
1,500,000
1,200,000
900,000
600,000
300,000
-
Vehicles
2010
2011
2012
2013
2014
2015
Global HEV Sales
Global PHEV Sales
Global BEV Sales

(Source: Pike Research)

* HEV – Hybrid Electric Vehicle   PHEV – Plug-in Hybrid Electric Vehicle   BEV – Battery Electric Vehicle

EV Market Worldwide – Other Estimates

2010: Hybrids/Plug-ins / EVs combined: Currently represent 2.2% of the world market (J.D. Power 11/1/10)



Global HEV/PHEV/EV Market Projections
Global xEV Volume by Region
MM light vehicles
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1.0
1.3
1.8
2.7
3.7
4.6
5.6
7.7
10.2
12.7
15.1
17.3
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Europe US China Japan ROW
Source: Deutsche Bank, Electric Cars: Plugged in 2, November 3, 2009

2020: Pure EV Estimates Vary Widely

- J.D. Power estimates 1.31 million units of 71 million total global auto units
- Nissan estimates 6 million units of 60 million total global auto sales

EV Market in China

- In China there has been a new car sales boom due to urbanization and economic growth (China is #1 in the world, sold 14 mm new cars in 2009)
  - There are currently only 40 car owners per 1000 people in China (compared with 800 per 1000 in the U.S.)
  - The country has abundant rare metal reserves, which are a necessary component for the production of electric vehicles
- China, the world's biggest car market as of last year, aims to increase the annual production capacity of alternative-energy vehicles to half a million units by 2011 as part of their efforts to cut oil imports and rein in pollution
  - Ten years ago, five of China's cities were already listed among the Top 10 cities with the worst air pollution in the world
  - China imports two-thirds of its oil, and its ever-increasing thirst has led to the rise of global energy prices

Automobile Sales in China

Predicted Rate of Automobile Sales Growth in China



Sales volume (10,000 cars)
2,000
1,500
1,000
500
0
US sales volume (2006)
10% annual growth rate
25% annual growth rate
Japan sales volume (2006)
Beijing Olympics
Shanghai Exposition
2004
2005
2006
2007
2008
2009
2010

Fig 1 Surpassing Japan to Become the World's No.2 Market Car sales in China reached 7,216,000 units in 2006, surpassing Japan to become the second-largest market in the world, following the US. Total sales for the first eight months of 2007 were 5,685,300 units, marking a 25% growth over the same term of the prior year. Data for 2004-06 based on data from China Association of Automobile Manufacturers, and 2007 and beyond on predictions by *Nikkei Electronics*.

Estimates from the China Auto Association as of Nov. 2010:
2010: 16M to 17M in auto sales (approx. double the U.S. market)
2015E: 25M to 30M in auto sales

The Enormous EV Opportunity in China

- The Chinese government announced in June 2010 that they will be subsidizing electric cars in five cities to increase their attractiveness for buyers, reducing reliance on fossil fuels and improving air quality
  - Each Pure Electric Vehicle will receive subsidies up to RMB60,000 (~US$8,800)
  - All subsidies will be paid directly to EV manufacturers
  - Government investment and policy support for EV infrastructure, e.g, battery charging stations
- No one is mass producing electric vehicles in China today

Kandi's Competitive Advantages

- **Strong Government Support -** Kandi "Express Change" EV was approved for production by the Chinese government
- **Strong Stable Partnerships -** The joint venture partners include two of China's largest companies (in energy and battery production respectively)
- **"Pure" EV -** Kandi's EV was freshly designed as a "pure" electric vehicle
- **Energy Efficient** – Kandi's EV is patent protected and design from the ground up
- **Proven Technology -** COCO "plug-in" is already distributed and sold in the U.S.
- **Strategic Location -** Kandi's unique business is located in Jinhua City, where Kandi has a large production facility in place
- **Experienced Management Team and Industry Experts**
- **Kandi's "Express Change" technology is protected by numerous patents**

Major Milestones

Founded in 2002 by one of China's leading auto designers

2007:

- **Kandi was the leading Chinese ATRV exporter to the U.S.**
- **50,000 vehicles manufactured**
- **Leading vehicle test center in China**
- **Numerous innovative recreational products, e.g. the three wheel motorcycle, and the UTV pick up (designed and manufactured in-house)**
- **Margin expansion with higher end products and improved cost management**
- **Greatly expanded manufacturing capacity**



Major Milestones (cont'd)

2008:

- Listed in the U.S. on NASDAQ
- Successful introduction of Electric Vehicle

2009:

- Launch of Electric "COCO" - China's first pure EV production line
- Electric vehicle named Qualified "Plug-in" by U.S. Treasury
- First EV Sales




小电跑

Major Milestones (cont'd)

2010: A Year of Historical Advances

- New Strategic Alliance to produce EVs and create the "Express Change" Model City in Jinhua (January)
- Local subsidies to jump start sales Kandi's EV sales in Jinhua
- Chinese Government License to manufacture EVs (April)
- Signed contract to sell EV to Hangzhou Postal Service (July)
- Construction of first Battery "Charging Farm" begun in Jinhua by State Grid (July)
- Alliance's first battery rental and service business model (Oct.)
- Legacy business returning to "normal" growth worldwide

Key Obstacles to Commercialization of EVs

- High cost of EVs and hybrids (battery is usually the most expensive component of EVs)
- Long charging time
- Short driving range
- Limited or no charging facilities
- Battery maintenance and pollution

Kandi's Solution

Kandi's innovative "Express Change" Business Model:

- **Lower Price:** Separate car sales and battery sales
- **Distance:** Each full battery last ~100 miles, "Express Change" service station available every 5 km
- **Short Change time**: "Express Change" in less than 2 minutes
- **Infrastructures and Facilities**
  - "Express Change" station available starting in Jinhua
  - Centralized battery "Charging Farm" to economically power the batteries
  - Comprehensive network of "Express Change" service stations for charging, replacement, recycling and rental
  - Equip cars with Kandi patented and patent pending technology for "Express Change" battery removal and replacement
- **Environmental Friendly:** Battery recycled at service station

Kandi's Solution (Cont'd)

- Multi-corporation joint venture, in association with the Government: The Alliance For Chinese Electric Vehicle Development and Commercialization
- Core Strategic Partners: Kandi, Tianneng Power Corporation, and China State Grid Power Corporation
- A comprehensive, multifaceted city by city approach to overcome hurdles and develop the EV mass market
- Two Revenue Streams: Car Sales & "Express Change" Services Income
  - Rent batteries with lifetime free maintenance
  - Replacing, maintaining and recycling them at the "Express Change" service stations





Battery Rental and Service Company (New JV)

Joint Venture of Kandi, the State Grid Power Corporation and Tianneng Power International:

- **State Grid Power Corporation** is China's largest power supply company, covering 26 provinces, totaling over 88% of China, 1 billion population
- **Tianneng Power International** is one of China's largest battery makers, whose annual sales reaches 100 million U.S dollars
- **Kandi's Role**: the "Express Change" Technology
  - Bring the "Express Change" Technology that is patent protected
  - Bring marketing and global sales network development experience
  - Participate in "Express Change" service station revenues

The New Model KD5010 EV



康迪小电跑，让城市更美好
新能源 新未来
康迪电动汽车

- Battery: Lead Acid
- Charging Time: “Express Change”
- Speed: 45+mph
- Range:100 miles
- Passengers: Two

Kandi's Manufacturing Site

Kandi's 110,000 Square Meter Manufacturing Site in Jinhua

Total land coverage is 400 Mu (266,640 square meters)


72





Jinhua City: The First EV Model City

- Strategic location: Kandi's home base
- Population of nearly 5 million
- Located in the economically advanced Zhejiang Province
- Strong local government support: First 3000 cars to be sold will receive a subsidy of up to 50% provided by the city and province


小电跑

Growth Strategy

Build infrastructure to meet demand

- Enlist local, regional, and national government support/subsidies for station construction, auto sales, etc
- Alliance partners, JVs
- Take advantage of typical intra-city commuting by establishing models in a single city – starting with Jinhua
- Replicate the “Express Change” model

Near-term Goal

- Continue development of core ATV business with an emphasis on increased sales in China
- Continue to pursue fleet sales of EVs in China to municipal services (e.g. Post Office)
- Develop new battery powered vehicles of all types (e.g. three wheelers)
- Increase Electric Vehicle sales in China, U.S. and elsewhere in the world as well as sales of new battery powered vehicles
- From 2010 onward, focus on working with the new JV to build domestic consumer EV sales

Management Team

Hu Xiaoming – Chief Executive Officer, President and Chairman of the Board of Directors since March 2002. From October 2003 to April 2005, Mr. Hu was the Project Manager (Chief Scientist) in WX Pure Electric Vehicle Development, a state-level highest-priority technology developmental plan. Previously, Mr. Hu rose from Director at Yongkang Instrument Factory, to Chairman and General Manager. He served as General Manager in Wan Xiang Electric Vehicle Developing Center, and General Manager in Wan Xiang Battery Company. He owns numerous invention patents, utility model patents, and appearance design patents.

Cathy Cao – Exec. VP of Finance. Ms. Cao previously was a senior level investment banker most recently at Rodman & Renshaw, Knight Capital Group and Groton Merchant Bankers. She began her career as a consultant at Cap Gemini Ernst and Young and Parametric Technology Corporation. Ms. Cao holds an MBA from Columbia Business School, and BA (summa cum laude) and MS degrees from the University of Tennessee at Knoxville. She is a member of the New York Society of Securities Analysts.

Zhu Xiaoying – CFO and Director since 2003. Ms.Zhu received a Bachelor's Degree in accounting from Hangzhou Electronic Engineering University and joined Kandi in September 2003. She previously was accounting manager for Zhejiang Yongkang Automobile Manufacture Co.

Historical Financial Highlights

FYE 12/31 ($ million)	2007	2008	2009
Revenue	$33.4	$40.5	$33.8
Gross Profit	7.2	9.6	8.2
Net Income	5.0	4.9	1.0
Gross Margin %	*21.6%*	*23.7%*	*24.2%*

Note: Results for 2008 and 2009 were affected by the global economic downturn.

Current Financial Highlights

($ million)	9 Months 2009 (Unaudited)	9 Months 2010 (Unaudited)
Revenue	$19.1	$28.6
Gross Profit	4.8	6.5
Net Income	0.2	(0.7)
Adjusted Net Income (a)	1.1	3.1
Cash Flow from Operations	(5.2)	7.4

(a) Adjusted NI (Non-GAAP) excludes convertible notes related expense and employee stock options compensation. As of 11/10/2010, all but $1,000 of convertible notes have been converted.

Balance Sheet Summary

($ million)	2009	30-Sep-10 (Unaudited)
Cash and Cash Equivalent (a)	$5.9	$13.3
Current Liabilities	42.1	50.6
Current Assets	30.0	53.6
Total Assets	64.1	86.3

(a) Includes restricted cash of $5.7mm for 2009 and $9.9mm for first nine month of 2010.

Key Investment Highlights

- China's leading ATRV exporter
- Emerging leader in China's burgeoning Electric Vehicle market (top Government priority)
- EV was approved by Chinese government and sales commenced in US and China
- Unique "Express Change" business model
- Strong partners: Tianneng Power and State Grid Corporation
- Established and expandable manufacturing facility
- Long history of product innovation and global marketing

Contact Information

Company Contact: Cathy Cao
Executive Vice President
Kandi Technologies Corp.
cathy@kandigroup.com
cathy_kndi@yahoo.com
US: (212) 551-3610

PR Contact: Ken Donenfeld
DGI Investor Relations
kdonenfeld@dgiir.com
donfgroup@aol.com
(212) 425-5700

Website : http://www.chinakandi.com
http://www.kandivehicle.com